Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Richard J. Campo
Signature

Richard J. Campo
Print Name

Dated: February 17, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ D. Keith Oden
Signature

D. Keith Oden
Print Name

Dated: February 17, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Scott S. Ingraham
Signature

Scott S. Ingraham
Print Name

Dated: February 17, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Lewis A. Levey
Signature

Lewis A. Levey
Print Name

Dated: February 17, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ William B. McGuire, Jr.
Signature

William B. McGuire, Jr.
Print Name

Dated: February 17, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ F. Gardner Parker
Signature

F. Gardner Parker
Print Name

Dated: February 17, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ William F. Paulsen
Signature

William F. Paulsen
Print Name

Dated: February 17, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Frances Aldrich Sevilla-Sacasa
Signature

Frances Aldrich Sevilla-Sacasa
Print Name

Dated: February 17, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Steven A. Webster
Signature

Steven A. Webster
Print Name

Dated: February 17, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2011 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

/s/ Kelvin R. Westbrook
Signature

Kelvin R. Westbrook
Print Name

Dated: February 17, 2012